                                                                    EXHIBIT 99.2

                     CONVEYANCE AND CONTRIBUTION AGREEMENT


          This Conveyance and Contribution Agreement dated October 22, 1997 (this "Agreement"), is entered into by and among STAR GAS PARTNERS, L.P., a Delaware Limited Partnership ("MLP"), STAR GAS PROPANE, L.P., a Delaware Limited Partnership (the "Operating Partnership"), and STAR GAS CORPORATION, a Delaware corporation ("Star Gas").

                                   RECITALS

          WHEREAS, Star Gas, has entered into a Stock Purchase Agreement dated October 20, 1997 ("Stock Purchase Agreement") with the shareholders of Pearl Gas Company ("Pearl Gas") and has closed under the Stock Purchase Agreement on the date hereof and purchased all of the issued and outstanding capital stock of Pearl Gas ("Pearl Gas Shares"); and

          WHEREAS, Star Gas has borrowed the sum of $23 Million from Bank Boston, N.A. and NationsBank (collectively the "Banks") pursuant to a note of even date ("Star Gas Note") and has applied $22,551,790 thereof to purchase the Pearl Gas Shares; and

          WHEREAS, immediately following the purchase of the Pearl Gas Shares, Star Gas merged Pearl Gas into itself under the laws of the States of Ohio and Delaware (the "Merger"); and

          WHEREAS, the Operating Partnership is a Delaware limited Partnership of which Star Gas is the general partner and the MLP is the limited partner.

          WHEREAS, Star Gas has agreed to contribute to the Operating Partnership all of the assets transferred to Star Gas upon and as a result of the Merger as a capital contribution thereto, in exchange for a 2.7% limited partnership interest in the Operating Partnership ("OLP Interest"), a 0.00028% general partnership interest in the Operating Partnership and the assumption of all of the Assumed Liabilities (as defined below) by the Operating Partnership and other good and valuable consideration; and

          WHEREAS, the MLP has agreed to exchange 147,727 Common Units and a 0.00027% general partnership interest in the MLP with Star Gas for the OLP Interest.

          NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, Star Gas and the Operating Partnership undertake and agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          The following capitalized terms shall have the meanings given below.

          "Assets" means:
           ------

          (a) all of the assets owned, leased or held by Star Gas, as of the Effective Time of every kind, character and description, whether tangible or intangible, whether real, personal or mixed, whether accrued or contingent, and wherever located, as and to the extent acquired by Star Gas upon and as a result of the Merger, including, without limitation, all right, title and interest of Star Gas in and to the following assets received upon the Merger:

          (i) copies of all of the books, records, papers and instruments of Pearl Gas, of whatever nature and wherever located, including, without limitation, accounting and financial records, documentation related to the Assets, customer correspondence/ sales records, credit reports, and other data relating to the business of Pearl Gas;

         (ii)  propane inventory and other inventories and supplies of any kind;

        (iii) storage tanks and containers, storage facilities, propane cylinders, office furniture, furnishings, computers and equipment of any kind;

         (iv) all real property wherever located, together with all buildings, structures, improvements, equipment, appurtenances and fixtures of every kind or nature located thereon;

          (v) all rights in real property or personal property arising under leases, easements or other contracts or arrangements including, without limitation, leasehold properties, all rights-of-way, servitudes, surface rights, interests in land, licenses and grants, and all amendments to each thereof, together with all prescriptive rights and all franchises, privileges, grants and consents in favor of Pearl Gas, or its predecessors-in-title, in, on, over, under or adjacent to lands, roads, highways, railroads, rivers, canals, ditches, drains, bridges, state and national parks, forests, reservations and wilderness areas, public grounds or structures, or elsewhere, and all rights incident thereto, rights under condemnation judgments, judgments on declaration of taking, and permits and grants for the installation, maintenance, repair, removal and operation of above and below ground tanks, storage containers and pipelines;

         (vi) all motor vehicles, trailers, tanks, railroad tank cars, distribution centers and related equipment, whether owned or leased;

        (vii) every contract, agreement, arrangement, grant, gift, trust or other arrangement or understanding of any kind;

       (viii)  every right to sell or distribute any product or service;

         (ix) any and all monies, rents, revenues, accounts receivable or other proceeds receivable or owing to Pearl Gas;

          (x)  all deposits, prepayments and prepaid expenses;

         (xi)  all unbilled receivables;

        (xii) all rights under all covenants and warranties pertaining to the Assets, express or implied, to the extent transferable, that have heretofore been made by any predecessors in title of Pearl Gas or by any third party manufacturers, suppliers and contractors;

       (xiii) any and all rights, claims and causes of action that Pearl Gas may have under insurance policies or otherwise against any person or property, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Pearl Gas as of the Effective Time, and such rights, claims or causes of action representing reimbursement or recovery of amounts actually paid by the Operating Partnership after the Effective Time;

        (xiv) all trade names, trademarks, service marks, logos, marks and symbols of any kind, together with all goodwill associated therewith;

         (xv) all know-how, every trade secret, every customer list and all other confidential information of every kind;

        (xvi) every customer relationship, employee relationship, supplier relationship and other relationship of any kind;

       (xvii)  every business conducted prior to the Effective Time by Pearl
               Gas;

      (xviii)  every other proprietary right of any kind;

        (xix) all governmental licenses, permits and authorizations of every kind; and

         (xx)  the capital stock of any other corporation; and


          (b) All rights of Star Gas under arising out of or relating to the Stock Purchase Agreement.

          The term "Assets" excludes those assets of Star Gas which were owned by Star Gas immediately prior to the Merger and not acquired by Star Gas upon the Merger.

          "Assumed Liabilities" means (a) all liabilities of Star Gas arising
           -------------------
from or relating to the Merger, as of the Effective Time, of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Star Gas as of the Effective Time; (b) all liabilities and obligations of Star Gas of every kind, character and description whether known or unknown accrued or contingent arising out of or relating to the Stock Purchase Agreement and (c) the Star Gas Note. "Assumed Liabilities" does not include any Federal, state or local income taxes which arise, directly or indirectly, as a result of the Merger or the conveyance of the Assets by Star Gas to the Operating Partnership.

          "Common Units" has the meaning assigned to such term in the
           ------------
Partnership Agreement of the MLP.

          "Deeds" means all deeds and acts of sale, from Star Gas to the
           -----
Operating Partnership conveying Star Gas' fee owned tracts or parcels of land listed on Exhibit B hereto.
          ---------

          "Effective Time" means immediately after the Merger.
           --------------

          "Excluded Assets" means those assets of Star Gas described on Schedule
           ---------------                                              --------
1 hereto.
-

          "Excluded Liabilities" means those liabilities of Star Gas described
           --------------------
on Schedule 2 hereto.
   ----------

          "Laws" means any and all laws, statutes, ordinances, rules or
           ----
regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.


                                  ARTICLE II

                  Contribution to the Operating Partnership;
                  ------------------------------------------
                 Exchange of the OLP Interest for Common Units
                 ---------------------------------------------

          2.1  Contribution.  Star Gas hereby grants, contributes, bargains,
               ------------
sells, conveys, assigns, transfers, sets over and delivers to the Operating Partnership, as its successors and assigns, for its own use forever, all of their right, title and interest in and to the Assets in exchange for (a) the consideration stated in Section 2.2, (b) the assumption of the Assumed Liabilities by the Operating Partnership as provided in Article IV, and (c) other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the Operating Partnership hereby accepts the Assets as a contribution to the capital of the Operating Partnership.

          TO HAVE AND TO HOLD the Assets unto the Operating Partnership, its successors and assigns, together with all and singular the rights and appurtenances thereto in any way belonging, subject, however, to the terms and conditions stated in this Agreement, forever.

          2.2  Consideration for Contribution.  In consideration for the
               ------------------------------
contribution of the Assets to the Operating Partnership, the Operating Partnership hereby issues, grants, bargains, sells, conveys, transfers, sets over and delivers to Star Gas the OLP Interest and a 1.0101% general partnership interest in the Operating Partnership.

          2.3  Exchange of OLP Interest for Common Units.  In consideration for
               -----------------------------------------
the contribution of the OLP Interest by Star Gas to the MLP, the MLP hereby (a) issues, grants, bargains, sells, conveys, transfers, sets over and delivers to Star Gas _____ Common Units (the "Exchange Units") and a 1.0% general partnership interest in the MLP.

          2.4  Investment Representations.  Star Gas represents that its
               --------------------------
acquiring and will hold the Exchange Units for its own account for investment purposes and not with a view to a public sale or distribution thereof Star Gas acknowledges and agrees that the Exchange Units will be restricted securities and may not be publicly resold absent registration under the Securities Act of 1933, as amended or pursuant to an available exemption.

          2.5  Form of Conveyance.  To further evidence the conveyance of the
               ------------------
Assets that constitute the real property listed
on Exhibit B, Star Gas has executed and delivered to the Operating Partnership
   ---------
Deeds and certain other assignments of leases and conveyances, all of which are subject to this Agreement. To further evidence the conveyance of certain of the Assets that constitute the personal property, such as contracts and other agreements, Star Gas has executed and delivered to the Operating Partnership certain other assignments and instruments of transfer, all of which are subject to this Agreement.


                                  ARTICLE III

                           Assumption of Liabilities
                         by the Operating Partnership
                         ----------------------------

          In connection with the contribution and transfer of the Assets to the Operating Partnership, the Operating Partnership hereby assumes and agrees to duly and timely pay, perform and discharge the Assumed Liabilities to the full extent that Star Gas has been heretofore or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge the Assumed Liabilities; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Assumed Liabilities shall not increase the obligation of the Operating Partnership with respect to the Assumed Liabilities beyond that of Star Gas, waive any valid defense that was available to Star Gas with respect to the Assumed Liabilities or enlarge any rights or remedies of any third party under any of the Assumed Liabilities.


                                  ARTICLE IV

                                Indemnification
                                ---------------

          The Operating Partnership shall indemnify, defend and hold harmless Star Gas, its respective officers and directors and their successors and assigns from and against any and all claims, demands, costs, liabilities (including, without limitation, liabilities arising by way of active or passive negligence) and expenses (including, without limitation, court costs and reasonable attorneys' fees) of every kind, character and description, whether known or unknown, accrued or contingent, and whether or not reflected on the books and records of Star Gas as of the Effective Time, arising from or relating to the Assumed Liabilities.

                                   ARTICLE V

                                 Title Matters
                                 -------------

          5.1  Encumbrances.  The contribution of Assets made under Section 2.1
               ------------
is made expressly subject to (a) all recorded and unrecorded liens, encumbrances, agreements, defects, restrictions, adverse claims and all Laws, in each case to the extent the same are valid, enforceable and affect the Assets, including, without limitation, all matters that a current survey or visual inspection of the Assets would reflect, (b) the Assumed Liabilities, and (c) all matters contained in the Deeds and the other assignment of leases, conveyances, assignments and instruments of transfer referenced in Section 2.3.

          5.2  Disclaimer of Warranties: Subrogation.
               -------------------------------------

          (a) STAR GAS IS CONVEYING THE ASSETS "AS IS " WITHOUT REPRESENTATION OR WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY (ALL OF WHICH STAR GAS HEREBY DISCLAIMS), AS TO (i) TITLE, (ii) FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OR DESIGN OR QUALITY OR (iii) ANY OTHER MATTER WHATSOEVER. THE PROVISIONS OF THIS SECTION 5.2 HAVE BEEN NEGOTIATED BY THE OPERATING PARTNERSHIP, AND STAR GAS AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRAN TIES OF STAR GAS, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS, AND THE BUSINESS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

          (b) The contribution of Assets made under Section 2.1 is made with full rights of substitution and subrogation of the Operating Partnership and all persons claiming by, through and under the Operating Partnership, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of Star Gas, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets other than predecessors in title. THE OPERATING PARTNERSHIP SHALL SUCCEED TO ALL OF THE RIGHTS OF STAR GAS UNDER THE STOCK PURCHASE AGREEMENT AND SHALL HAVE THE BENEFIT OF ALL REPRESENTATIONS, WARRANTIES, INDEMNIFICATIONS, COVENANTS AND AGREEMENTS CONTAINED THEREIN FOR THE BENEFIT OF STAR GAS AS IF THE OPERATING PARTNERSHIP WERE A PARTY THERETO IN THE PLACE OF STAR GAS.

          (c) Star Gas and the Operating Partnership agree that the disclaimers contained in this Section 5.2 are "conspicuous" disclaimers. To the extent permitted by applicable law, any covenants implied by statute or law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver,"or "set over" or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived and negated.

                                  ARTICLE VI

                              Further Assurances
                              ------------------

          6.1  Star Gas Assurances.  From time to time after the date hereof,
               -------------------
and without any further consideration, Star Gas shall execute, acknowledge and deliver all such additional deeds, assignments, bills of sale conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully to assure the Operating Partnership, and assigns all (i) of the properties, rights, titles, interests, estates, remedies, powers and privileges by this Agreement granted to the Operating Partnership or intended so to be granted and (ii) more fully and effectively to carry out the purposes and intent of this Agreement.

          6.2  Operating Partnership.  From time to time after the date hereof,
               ------------------------
and without any further consideration, the Operating Partnership shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate more fully and effectively to carry out the purposes and intent of this Agreement.


                                  ARTICLE VII

                               Power of Attorney
                               -----------------

          Star Gas hereby constitutes and appoints the Operating Partnership, and its successors and assigns the true and lawful attorney-in-fact of Star Gas with full power of substitution for it and in its name, place and stead or otherwise on behalf of Star Gas and its successors and assigns, and for the benefit of the Operating Partnership, its successors and assigns, to demand and receive from time to time the Assets and to execute in the name of Star Gas and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the Operating Partnership or Star Gas for the benefit of the Operating Partnership any and all proceedings at law, in equity or otherwise which the Operating Partnership and its successors and assigns may deem proper in order to collect, assert or enforce any claims, rights or titles of any kind in and to the Assets, and to defend and compromise any and all actions, suits or proceedings in respect of any of the Assets and to do any and all such acts and things in furtherance of this Agreement as the Operating Partnership and its successors or assigns shall deem advis able. Star Gas hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Star Gas or its successors or assigns or by operation of law.


                                 ARTICLE VIII

                                 Miscellaneous
                                 -------------

          8.1  Order of Completion of Transactions; Effective Time.
               ---------------------------------------------------

          (a) Star Gas shall purchase the Pearl Gas Shares with the proceeds of the Star Gas Note received by Star Gas from the Banks. Then the Merger shall be completed. Then the transactions described in Article II of this Agreement shall be completed.

          (b) The contribution of the Assets to the Operating Partnership, respectively, shall be effective for all purposes as of the Effective Time.

          8.2  Consents; Restriction on Assignment.  If there are prohibitions
               -----------------------------------
against or conditions to the conveyance of one or more portions of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate the rights of the Operating Partnership with respect to such portion of the Assets (herein called the "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (herein called the "Restriction-Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable law and any applicable contractual provisions, the assignment of the Restriction-Asset subject thereto shall become effective automatically as of the Effective Time, without further action on the part of the Operating Partnership, or Star Gas. Star Gas, and the Operating Partnership agree to use their best efforts to obtain satisfaction of any Restriction on a timely basis. The description of any portion of the Assets or as a "Restriction-Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction-Asset exists, Star Gas agrees to hold such Restriction Asset in trust for the exclusive benefit of the Operating Partnership, and to otherwise use its best efforts to provide the Operating Partnership with the benefits thereof, and Star Gas will enter into other agreements, or take such other action as it deems necessary, in order to help ensure that the Operating Partnership has the assets and concomi-tant rights necessary to enable it to operate the Assets contri buted to the Operating Partnership in the normal course of the business previously conducted by Pearl Gas.

          8.3  Costs.  The Operating Partnership shall pay all sales, use and
               -----
similar taxes arising out of the contributions, conveyances and deliveries to be made to it hereunder and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Operating Partnership shall be responsible for all costs, liabili ties and expenses (including, without limitation, court costs and attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction applicable to it pursuant to Section 9.2. The Operating Partnership shall also be responsible for all costs and expenses of Star Gas arising out of or relating to the Stock Purchase Agreement, the Star Gas Note, the Merger and this Contri bution and Conveyance Agreement, but only to the extent that such costs and expenses exceed the excess, if any, of the proceeds of the Star Gas Note received by Star Gas over the Purchase Price for the Star Gas Shares.

          8.4  Headings; References; Interpretation.  All Article and Section
               ------------------------------------
headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.

          8.5  Successors and Assigns.  The Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties signatory hereto and their respective successors and assigns.

          8.6  No Third Party Rights.  The provisions of this Agreement are
               ---------------------
intended to bind the parties signatory hereto as to each other. Such provisions shall also be for the benefit of lenders to the Operating Partnership at and after giving effect to all transactions occurring at, the Effective Time (including bank lenders with outstanding commitments at such time) and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement. NOTWITHSTANDING THE FOREGOING, THE OPERATING PARTNERSHIP HEREBY ASSUMES AND AGREES TO BE BOUND BY ALL OF THE REPRESENTATIONS AND WARRANTIES, INDEMNIFICATION PROVI SIONS, COVENANTS AND AGREEMENTS OF STAR GAS AS SET FORTH IN THE STOCK PURCHASE AGREEMENT, ALL FOR THE BENEFIT OF THE SELLERS (AS DEFINED IN THE STOCK PURCHASE AGREEMENT) AS IF THE OPERATING PARTNERSHIP WERE A PARTY TO THE STOCK PURCHASE AGREEMENT IN THE PLACE OF STAR GAS.

          8.7  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, all of which together shall constitute one agreement binding on the parties hereto.

          8.8  Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction. wherein the Assets are located, shall apply.

          8.9  Severability.  If any of the provisions of this Agreement are
               ------------
held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contraven tion or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

          8.10 Deed; Bill of Sale; Assignment.  To the extent required by or
               ------------------------------
permitted under applicable law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

          8.11 Amendment or Modification.  This Agreement may be amended or
               -------------------------
modified from time to time only by the written agreement of all the parties hereto and such other parties whose consent may be required pursuant to other agreements.

          8.12 Integration.  This Agreement supersedes all previous
               -----------
understandings or agreements between the parties. whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.



STAR GAS PARTNERS, LP             STAR GAS CORPORATION
by STAR GAS CORPORATION,
its General Partner


By:_______________________        By:__________________________
    Name:  William Powers             Name:   William Powers
    Title: President                  Title:  President


STAR GAS PARTNERS, LP
by STAR GAS CORPORATION,
its General Partner


By:_______________________
    Name:  William Powers
    Title: President

                                  Schedule 1
                                  ----------

                                EXCLUDED ASSETS


     1. All proceeds of the Star Gas Note retained by Star Gas not to exceed $260,000, it being understood that all cash received from Pearl Gas Co. including loans and other amounts repaid at Closing, are included in the conveyance to the Operating Partnership.

     2. All assets of Star Gas owned immediately prior to the Merger and not acquired by Star Gas as a result of the Merger.

                                  Schedule 2
                                  ----------

                             EXCLUDED LIABILITIES


     1. All liabilities of Star Gas existing immediately prior to the Merger and not incurred by Star Gas as a result of the Merger.